American Beacon Small Cap Value Fund

Supplement dated September 1, 2021 to the Summary Prospectus, Prospectus and Statement of Additional Information, each dated February 28, 2021

On August 31, 2021, The Bank of New York Mellon Corporation (“BNY Mellon Corp”) transferred certain investment management personnel from Mellon Investments Corporation (“Mellon”), a sub-advisor to the American Beacon Small Cap Value Fund (the “Fund”) and an indirect wholly-owned subsidiary of BNY Mellon Corp, to Newton Investment Management North America, LLC (“NIMNA”), also an indirect wholly-owned subsidiary of BNY Mellon Corp. Therefore, effective as of August 31, 2021, the following changes are made to the Fund’s Summary Prospectus, Prospectus, and Statement of Additional Information:

I.	All references to Mellon in the Summary Prospectus, Prospectus and Statement of Additional Information are deleted and replaced with references to NIMNA.

II.	On page 65 of the Prospectus, under the heading “Fund Management - The Sub-Advisors,” the paragraphs regarding Mellon are deleted and replaced with the following:

Newton Investment Management North America, LLC (“NIMNA”), BNY Mellon Center, 201 Washington Street, Boston, Massachusetts 02108, is an indirect wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon Corp”). NIMNA was established by BNY Mellon Corp in 2021 and is comprised of equity and multi-asset personnel previously employed by one or more other subsidiaries of BNY Mellon Corp. BNY Mellon Corp assets under management as of July 30, 2021 were $675 billion. NIMNA serves as a sub-advisor to the American Beacon Small Cap Value Fund.

NIMNA Portfolio Managers for the American Beacon Small Cap Value Fund

Joseph M. Corrado, Executive Vice President, Senior Portfolio Manager, is the lead portfolio manager for the US Small Cap Value Equity strategy for NIMNA and he oversees the US Small Cap Value team. Mr. Corrado joined a predecessor to NIMNA in 1986.

Edward R. Walter, Managing Director, Senior Portfolio Manager, has served as US Small Cap Value Equity portfolio manager for NIMNA or its predecessors since May 2004. Prior to becoming a portfolio manager, Mr. Walter served as research analyst, and he continues to fulfill certain research responsibilities in conjunction with his portfolio management duties. Mr. Walter focuses on the Health Care, Technology, and Industrial sectors.

Mr. Corrado and Mr. Walter have managed a portion of the American Beacon Small Cap Value Fund since September 2004.

III.	On page 43 of the Statement of Additional Information, under the heading “Investment Sub-Advisory Agreements,” the table relating to Mellon is deleted and replaced with the following:

Newton Investment Management North America, LLC (“NIMNA”)
Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity Business
Bank of New York Mellon Corporation	Parent Company	Financial Services

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